UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:   January 10, 2006

Capital One Funding, LLC

on behalf of

Capital One Multi-asset Execution Trust

(Exact name of registrant as specified in its charter)

Virginia	333-75276	54-2058720
(State or other jurisdiction of	(Registration	(IRS Employer
incorporation)	Statement Number)	Identification No.)

Mail Stop: 12017-0500 140 East Shore Drive, Room 1071-B, Glen Allen, VA		23059
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):
(804) 290-6959

(Former name or former address, if changed since last report):
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

The Monthly Noteholder’s Statements to investors were distributed on

January 10, 2006.

Item 9.01.                                          Exhibits

The following are filed as exhibits to this Report under Exhibit 99:

99.1                           December 2005 Performance Summary and Collateral Certificate Statement

99.2                           Card Series Noteholder’s Statement for the month of December 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

	By:	CAPITAL ONE FUNDING, LLC, as Beneficiary and Transferor of the Capital One Multi-asset Execution Trust

		By:	/s/ Steve Richter
Name: Steve Richter
Title: Assistant Vice President
Date: January 10, 2006